Dreyfus Pennsylvania
Municipal Money Market Fund

SEMIANNUAL REPORT March 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                           Dreyfus Pennsylvania
                                                    Municipal Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Pennsylvania Municipal Money Market Fund, covering the six-month period from October 1, 2000 through March 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

Money market funds were particularly valuable investments over the six-month reporting period because of their ability to protect capital while many longer term asset prices declined. The overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 18% during the period, approaching bear market territory.

In our view, these divergent results indicate that investors who diversified their portfolios fared well compared to those who focused solely on one type of investment, such as equities. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 16, 2001




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Pennsylvania Municipal Money Market Fund perform during the period?

For the six-month period ended March 31, 2001, the fund produced an annualized tax-exempt yield of 3.30%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 3.35%.(1)

We attribute the fund's performance to our management of the fund's weighted average maturity, which helped us capture relatively higher yields during the reporting period, while interest rates declined.

What is the fund's investment approach?

The fund seeks high current federal and Pennsylvania state tax-exempt income while looking to maintain a stable $1.00 share price. We are vigilant in our
efforts    to    preserve    capital.

In pursuing the fund's investment approach, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high quality, tax-exempt money market instruments from Pennsylvania tax-exempt issuers. Second, we actively manage the fund's weighted average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Pennsylvania's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the weighted average maturity of the fund, which should position the fund to purchase new securities with then current higher yields if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which would tend to lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund's weighted average maturity

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

to maintain then current yields for as long as we deem practical. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was primarily influenced by changes in economic growth, monetary policy and supply-and-demand factors during the reporting period.

When the reporting period began on October 1, 2000, evidence had emerged that the Federal Reserve Board' s (the "Fed") previous rate hikes were having the desired effect of slowing the economy. As time went on, the economic slowdown became more pronounced. News of slower retail sales, workforce layoffs, lower stock prices and declining consumer confidence was exacerbated by the uncertainty surrounding the presidential election. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates at its meetings in October, November or December.

In January of 2001, however, the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points at the start of the month. This move was unusual in that it occurred between regularly scheduled meetings of the Fed's Federal Open Market Committee. As further evidence of its resolve to prevent a recession, the Fed cut interest rates twice more by 50 basis points each at its scheduled meetings at the end of January and March. Yields of tax-exempt money market instruments moved sharply lower in this new environment.

At the same time, issuance of new money market instruments remained at relatively low levels while demand for tax-exempt money market instruments was very strong from Pennsylvania residents seeking to protect wealth from a volatile stock market. With so much cash chasing a limited supply of tax-exempt money market securities, yields dropped sharply.


In this environment, we generally maintained the fund's weighted average maturity at a point that was considerably longer than that of its competitors. This positioning proved advantageous because it enabled the fund to lock in higher prevailing yields for a longer time as short-term interest rates fell. From a security selection standpoint, we focused primarily on high quality
municipal    notes    from    state    and    local    issuers.

What is the fund's current strategy?

As of the end of the reporting period, we maintained the fund's relatively long weighted average maturity in order to lock in prevailing yields for as long as practical if, as we expect, the Fed eases monetary policy further and interest
rates    continue    to    decline.

In addition, we have maintained a "laddered" portfolio of municipal notes. These holdings mature in stages during the remainder of 2001. However, we have structured the portfolio to avoid maturities in the June through August period, when money market issuance and yields tend to fall. Of course, markets, strategy and portfolio composition can change at any time.

April 16, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
TAX EXEMPT INVESTMENTS--105.3%                                                                Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allegheny County Hospital Development Authority
   HR (South Hills Health System)
   4.30%, 4/1/2001 (LOC; PNC Bank of Ohio)                                                    2,000,000                2,000,000

Allegheny County Industrial Development Authority
   PCR, Refunding, VRDN (Duquesne)
   3.60% (Insured; AMBAC and LOC;

   The Bank of New York)                                                                      5,000,000  (a)           5,000,000

Allegheny County Port Authority, Special Revenue

   5%, 3/1/2002 (Insured; AMBAC)                                                              3,000,000                3,050,337

Baldwin and Whitehall School District, GO Notes

   3.50%, 8/15/2001 (Insured; FGIC)                                                             155,000                  155,000

Brandywine Heights Area School District

   GO Notes 4%, 4/1/2002 (Insured; MBIA)                                                        585,000                  587,761

Buckingham Township, GO Notes

   3.25%, 11/1/2001 (Insured; FGIC)                                                             220,000                  219,735

Bucks County Industrial Development Authority, IDR

  VRDN (Oxford Falls Project)

   3.68% (LOC; Household Finance Corp.)                                                         900,000  (a)             900,000

Bucks County Water and Sewer Authority, Water

  Revenue (Neshaminy Intercptor)

   6.10%, 12/1/2001 (Insured; FGIC)                                                             500,000                  509,165

Butler County Industrial Development Authority

  Industrial Revenue (Concordia Lutheran)

   5%, 10/1/2001 (LOC: Asset Guaranty and Fleet Bank)                                         2,335,000                2,341,542

Chartiers Valley Industrial and Commercial Development

  Authority, Revenue, Refunding, VRDN (Asbury Place)

   3.47% (LOC; LaSalle National Bank)                                                         2,000,000  (a)           2,000,000

Clarion County Industrial Development Authority, Energy

  Development Revenue, CP (Piney Creek Project)

   2.75%, 5/14/2001 (LOC; Landesbank Hessen)                                                  1,600,000                1,600,000

Conrad Weiser Area School District, GO Notes

   4%, 10/1/2001 (Insured; FSA)                                                                 600,000                  601,578

Council Rock School District, Refunding

   GO Notes 5%, 3/1/2002 (Insured; FSA)                                                         420,000                  425,920

Delaware County Industrial Development Authority

  Airport Facilities Revenue, VRDN

   (United Parcel Service Project) 3.85%                                                      1,500,000  (a)           1,500,000

Dowington Area School District, GO Notes

   3.40%, 4/1/2002 (Insured; FSA)                                                               375,000                  374,996


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Emmaus General Authority, Revenue, VRDN:

   3.50%, Series D-20 (LOC; Bayerische Landesbank)                                            1,300,000  (a)           1,300,000

   3.50%, Series E-15 (LOC; Bayerische Landesbank)                                              500,000  (a)             500,000

   3.55% (GIC; Goldman, Sachs & Co.)                                                            800,000  (a)             800,000

   (Local Government)

      3.50% (LOC; Kredietbank)                                                                2,400,000  (a)           2,400,000

Erie County, 6.60%, 9/1/2001                                                                  1,000,000  (b)           1,009,324

Glendale School District, Refunding, GO Notes

   3.40%, 4/15/2001 (Insured; MBIA)                                                             340,000                  339,787

Lancaster County Hospital Authority, VRDN:

  Health Center Revenue (Willow Valley Lakes)

      3.53% (Insured; MBIA and LOC; PNC Bank)                                                 2,050,000  (a)           2,050,000

   Senior Living Facilities Revenue

      (Quarryville Presbyterian) 3.52% (LOC; AllFirst Bank)                                   2,000,000  (a)           2,000,000

Lancaster County Solid Waste Management Authority

   RRR 5%, 12/15/2001 (LOC; AMBAC)                                                            1,520,000                1,540,931

Lehigh County, Refunding, GO Notes

   4.35%, 11/15/2001 (Insured; FGIC)                                                          1,000,000                  999,987

Lehigh County Industrial Development Authority, VRDN:

  IDR (Radnor/Lehigh Corp. Project)

      3.625% (LOC; Dresdner Bank)                                                             7,635,000  (a)           7,635,000

   PCR (Allegheny Electric Cooperative Inc.)

      3.40% (LOC; Rabobank Nederland)                                                           800,000  (a)             800,000

Lower Lackawanna Valley Sanitation Authority

   Sewer Revenue 3.40%, 9/15/2001 (Insured; AMBAC)                                              285,000                  285,000

Montgomery County Industrial Development Authority

  Industrial Revenue, VRDN (Laneko Engineering)

   3.60% (LOC; First Union Bank)                                                              6,605,000  (a)           6,605,000

Nazareth Area School District, Refunding, GO Notes

   3.60%, 11/15/2001 (Insured; FSA)                                                             330,000                  331,204

North Hampton County Industrial Development Authority

  Revenue, VRDN (Reale Association Project)

   3.65% (LOC; First Union Bank)                                                              3,000,000  (a)           3,000,000

North Pennsylvania Health Hospital and Educational

  Authority, HR, VRDN (Maple Village Project)

   3.65% (LOC; Manufacturer & Traders Trust Bank)                                             7,700,000  (a)           7,700,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

State of Pennsylvania, GO Notes:

   4.50%, 8/1/2001                                                                            1,825,000                1,826,562

   6.20%, 11/1/2001 (Insured; MBIA)                                                           1,000,000                1,011,906

   4.25%, 12/1/2001                                                                           1,000,000                1,007,588

   Refunding 4.75%, 5/1/2001                                                                    700,000                  700,220

Pennsylvania Economic Development Financing Authority

  Exempt Facilities Revenue, VRDN

   (Merck & Co. Project) 3.54%                                                                3,000,000  (a)           3,000,000

Pennsylvania Higher Education Assistance Agency

  Student Loan Revenue, VRDN 3.60%

   (Insured; AMBAC and LOC; Westdeutsche Landesbank)                                          2,000,000  (a)           2,000,000

Pennsylvania Higher Educational Facilities Authority

  College and University Revenue:

    (Mount Aloysius College)

         4.40%, 11/1/2001 (LOC; Allied Irish Banks)                                           1,300,000                1,300,000

      (Thomas Jefferson University):

         4%, 7/1/2001 (Insured; AMBAC)                                                          500,000                  499,795

         6%, 8/15/2001 (Insured; MBIA)                                                          905,000                  910,379

Pennsylvania Turnpike, Common Highway Revenue Tolls

   7.15%, 12/1/2001                                                                           1,900,000  (b)           1,984,435

Peters Township, GO Notes

   3.30%, 12/15/2001 (Insured; FGIC)                                                            335,000                  334,990

Philadelphia, TRAN 5%, 6/29/2001                                                              2,000,000                2,002,992

Philadelphia Gas Works, Natural Gas Revenue

   7.70%, 6/15/2001                                                                           2,110,000  (b)           2,165,168

Philadelphia Hospitals and Higher Education Facilities

  Authority:

    Health System Revenue (Jefferson Health Systems)

         5%, 5/15/2001 (Insured; MBIA)                                                        2,000,000                2,002,474

      HR (Albert Einstein Medical Center)

         7%, 10/1/2001                                                                        3,000,000  (b)           3,099,128

      Revenue, VRDN (Wills Eye Hospital Project)

         3.50% (LOC; Chase Manhattan Bank)                                                    5,800,000  (a)           5,800,000

Philadelphia Municipal Authority, LR

  (Justice Lease):

      7.10%, 11/15/2001                                                                         250,000  (b)             259,021

      7.125%, 11/15/2001                                                                      2,525,000  (b)           2,624,505

Pine Grove Area School District, GO Notes

   3.40%, 2/15/2002 (Insured; FSA)                                                              100,000                   99,996

City of Pittsburgh, Refunding, GO Notes

   5%, 3/1/2002 (Insured; MBIA)                                                                 500,000                  506,706

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Pittsburgh Water and Sewer Authority, Water and Sewer

   System Revenue, Refunding 6.50%, 9/1/2001                                                  1,650,000  (b)           1,704,763

Schuylkill County, GO Notes

   3.50%, 3/1/2002 (Insured; AMBAC)                                                             200,000                  199,994

Slippery Rock Area School District, GO Notes

   3.40%, 10/1/2001 (Insured; FGIC)                                                           1,360,000                1,360,000

South Eastern School District, York County

   4%, 3/1/2002 (LOC; FGIC)                                                                     560,000                  562,458

Telford Industrial Development Authority, Revenue

  VRDN (Ridgetop Project)

   3.75% (LOC; Fleet Bank)                                                                    5,000,000  (a)           5,000,000

Union County Higher Educational Facility Financing

  Authority, College and University Revenue

  Refunding (Bucknell University)

   5.80%, 4/1/2001 (Insured; MBIA)                                                            1,000,000                1,000,000

Upper Dublin School District, GO Notes

   3.65%, 11/15/2001 (Insured; FGIC)                                                            550,000                  552,177

Venango Industrial Development Authority, RRR

  Refunding, CP (Scrubgrass Project)

   3.25%, 5/25/2001 (LOC; Credit Locale de France)                                            4,000,000                4,000,000

Washington County Industrial Development Authority

  Health Care Facilities Revenue, VRDN

  (Presbyterian Senior Care)

  3.52% (Liquidity Facility; National City Bank and

   LOC; Asset Guaranty)                                                                       5,500,000  (a)           5,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $113,570,263)                                                            105.3%              113,577,524

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (5.3%)              (5,675,790)

NET ASSETS                                                                                       100.0%              107,901,734

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

GIC                       Guaranteed Investment Contract

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

TRAN                      Tax and Revenue Anticipation
                             Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1                      SP1+/SP1, A1+/A1                                 49.2

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                       39.7

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    11.1

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT MARCH 31, 2001, THE FUND HAD $30,100,000 (27.9%) AND $30,700,000 (28.5%)
     OF NET ASSETS INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND
     INTEREST IS DEPENDENT UPON REVENUES GENERATED FROM HEALTH CARE PROJECTS AND
     INDUSTRIAL REVENUES, RESPECTIVELY.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           113,570,263   113,577,524

Interest receivable                                                     946,272

Prepaid expenses and other assets                                        11,224

                                                                    114,535,020
--------------------------------------------------------------------------------
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            54,255

Cash overdraft due to Custodian                                         354,695

Payable for investment securities purchased                           6,203,929

Accrued expenses and other liabilities                                   20,407

                                                                      6,633,286
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      107,901,734
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     107,905,914

Accumulated net realized gain (loss) on investments                     (11,441)

Accumulated gross unrealized appreciation of investments                  7,261
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      107,901,734
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
  of Beneficial Interest authorized)
                                                                    107,905,914

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2001 (Unaudited)

------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,991,570

EXPENSES:

Management fee--Note 2(a)                                              252,599

Shareholder servicing costs--Note 2(b)                                  37,373

Professional fees                                                       16,492

Custodian fees                                                           7,045

Trustees' fees and expenses--Note 2(c)                                   5,814

Prospectus and shareholders' reports                                     5,733

Registration fees                                                        3,860

Miscellaneous                                                            2,942

TOTAL EXPENSES                                                         331,858

INVESTMENT INCOME--NET                                               1,659,712
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 16,086

Net unrealized appreciation (depreciation) on investments               (7,158)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   8,928

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,668,640

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2001          Year Ended
                                              (Unaudited)  September 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,659,712           3,221,652

Net realized gain (loss) from investments          16,086               1,076

Net unrealized appreciation (depreciation)
   of investments                                  (7,158)             14,419

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,668,640           3,237,147
-----------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (1,659,712)         (3,221,652)
-----------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                  67,791,397         114,866,459

Dividends reinvested                            1,589,978           3,045,004

Cost of shares redeemed                       (54,546,316)       (128,167,083)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       14,835,059         (10,255,620)

TOTAL INCREASE (DECREASE) IN NET ASSETS        14,843,987         (10,240,125)
-----------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            93,057,747         103,297,872

END OF PERIOD                                 107,901,734          93,057,747

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                            March 31, 2001                      Year Ended September 30,
                                                                        -----------------------------------------
                                                (Unaudited)      2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00       1.00        1.00        1.00        1.00        1.00

Investment Operations:

Investment income--net                                .016       .033        .026        .030        .030        .030

Distributions:

Dividends from
   investment income--net                             (.016)    (.033)      (.026)      (.030)      (.030)      (.030)

Net asset value, end of period                         1.00      1.00        1.00        1.00        1.00        1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       3.33(a)   3.32        2.60        3.05        3.03        3.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                   .66(a)    .67         .65         .65         .66         .68

Ratio of net investment income
   to average net assets                               3.29(a)   3.25        2.57        3.01        2.99        3.00

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --         --          --          --          --         .01
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     107,902     93,058     103,298     126,798     131,051     151,918

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Pennsylvania Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund
received    net
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

earnings credits of $5,051 during the period ended March 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $28,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2000. If not applied, $2,700 of the carryover expires in fiscal 2003, $17,800 expires in fiscal 2004, $2,500 expires in fiscal 2006 and $5,000 expires in fiscal 2007.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2001, the fund was charged $13,233 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2001, the fund was charged $25,366 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

                      For More Information

                        Dreyfus Pennsylvania Municipal Money
                        Market Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166


                      Custodian

                        The Bank Of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166
To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  104SA0301